Exhibit 21.1

LIST OF SUBSIDIARIES OF DREAM FINDERS HOMES, INC.

ANT JV OWNER LLC, A FLORIDA LIMITED LIABILITY COMPANY
CENTURY HOMES FLORIDA, LLC, A FLORIDA LIMITED LIABILITY COMPANY
CHF CONSTRUCTION, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DCE DFH JV, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DF TITLE, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFC AMELIA CONCOURSE PHASE III, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFC EAST VILLAGE, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFC GRAND LANDINGS, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFC MANDARIN ESTATES, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFC SEMINOLE CROSSINGS, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFC STERLING RANCH, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFC WILFORD, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH AMELIA, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH BLUE RIDGE, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH CAPITOL, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH CAPITOL DIVISION, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH CLOVER, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH COLORADO REALTY, LLC, A COLORADO LIMITED LIABILITY COMPANY
DFH CORONA, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH COVENTRY, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH GREYHAWK LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH JOHNS LANDING, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH LAND, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH LEYDEN, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH LEYDEN 2, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH MAGNOLIA, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH MANDARIN, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH MOF EAGLE LANDING, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH REALTY GEORGIA, LLC, A GEORGIA LIMITED LIABILITY COMPANY
DFH REALTY TEXAS, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH SAVANNAH, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH SONOMA TX, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH STAYBULL, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH TITLE, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH WILDWOOD, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFH-ANT, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFRC, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DFRC - HAMLIN, LLC, A FLORIDA LIMITED LIABILITY COMPANY
DREAM FINDERS HOLDINGS LLC, A FLORIDA LIMITED LIABILITY COMPANY
DREAM FINDERS HOMES LLC, A FLORIDA LIMITED LIABILITY COMPANY
DREAM FINDERS REALTY, LLC, A FLORIDA LIMITED LIABILITY COMPANY
H&H CONSTRUCTORS OF FAYETTEVILLE, LLC, A NORTH CAROLINA LIMITED LIABILITY COMPANY
HARMONY LAND DEVELOPMENT COLORADO, LLC, A FLORIDA LIMITED LIABILITY COMPANY
HILTON HEAD CUSTOM HOMES, LLC, A SOUTH CAROLINA LIMITED LIABILITY COMPANY
HM-7 JV OWNER, LLC, A FLORIDA LIMITED LIABILITY COMPANY
JET HOMELOANS VENTURES, LLC, A FLORIDA LIMITED LIABILITY COMPANY
PSJ JV OWNER, LLC, A FLORIDA LIMITED LIABILITY COMPANY
VILLAGE PARK HOMES, LLC, A SOUTH CAROLINA LIMITED LIABILITY COMPANY